UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – Focused Fund

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder

303 Broadway, Suite 1100
Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

March 31, 2013

Annual Report

Touchstone Strategic Trust

Touchstone Focused Fund

Table of Contents

Page
Letter from the President	3
Management's Discussion of Fund Performance (Unaudited)	4 - 6
Tabular Presentation of Portfolios of Investments (Unaudited)	7
Portfolio of Investments:
Touchstone Focused Fund	8
Statements of Assets and Liabilities	10 - 11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statements of Changes in Net Assets - Capital Stock Activity	14
Financial Highlights	15 - 16
Notes to Financial Statements	17 - 27
Report of Independent Registered Public Accounting Firm	28
Other Items (Unaudited)	29 - 30
Management of the Trust (Unaudited)	31 - 33
Privacy Protection Policy	35
2

Letter from the President

Dear Shareholder,

Enclosed is theTouchstone StrategicTrust Annual Report with key financial information and manager commentary for the 12-month period ended March 31, 2013.

During the year, the U.S. Presidential campaign left many investors uneasy about the potential direction of spending and taxation. Congress’ self imposed “fiscal cliff” was negotiated through year-end 2012, culminating in the return of the payroll tax. Sequestration cuts — though debated at length by Congress — took effect in early 2013. The long-term economic impact of both of these events is largely unknown, even as investors continued their shift to equities in favor of risk taking.

Overall, improving investor sentiment and diminished fears about a global financial crisis have boosted equity markets in the last 12 months, though market volatility and uncertainty continue to lurk in the background.

The U.S. equity markets posted positive performance for the fiscal year and outperformed both the developed and emerging international markets. From a market capitalization perspective, mid-cap stocks outpaced both small- and large-cap stocks, although all capitalizations performed well. Value outperformed growth significantly but it is important to note that both styles produced double-digit returns for the fiscal year. Interest rates remain low and are forecasted to stay low.

We continue to believe that diversification is essential to balancing risk and return. Touchstone recommends you consult with your financial professional to build an asset allocation strategy that meets your long-term goals. We are pleased to be part of your overall investment plan and hope you find the enclosed commentary to be helpful and informative.

Sincerely,

Jill T. McGruder

President

Touchstone Funds Group Trust

3

Management's Discussion of Fund Performance (Unaudited)

Touchstone Focused Fund

Sub-Advised by Fort Washington Investment Advisors, Inc.

Investment Philosophy

The Fund seeks to invest in companies of all capitalizations that are trading below what is believed to be the estimate of their intrinsic value. The Fund seeks to invest in companies that have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty or a government barrier (e.g. license or subsidy). Management believes that the strongest barrier to entry is the combination of economies of scale and high customer loyalty.

Fund Performance

The Touchstone Focused Fund (Class A Shares) outperformed its benchmark, the Russell 3000® Index, for the twelve-month period ended March 31, 2013. The Fund’s total return was 16.75 percent (calculated excluding the maximum sales charge), while the total return of the benchmark was 14.56 percent.

Market Environment

The market turned its focus to valuation during the one-year period ending March 31, 2013. Increased investor optimism pushed the major equity indices to new all-time highs driven primarily by stimulus packages from the U.S. and European central banks. The strong positive move in the market was broad-based as every sector increased in value, except for Information Technology, which was impacted by a significant decline due to the performance of Apple Inc. stock. Sectors leading the market were Health Care, Telecommunication Services, Consumer Discretionary, Consumer Staples, and Financials. Sectors lagging included InformationTechnology, Materials, and Energy.

Portfolio Review

For the period, the sectors that contributed to performance included Industrials, Financials, and Consumer Staples. Sectors that detracted materially from performance were Health Care and Energy. Stocks that contributed to performance were Oshkosh Corp. and Alliant Techsystems Inc. (both in the Industrials sector), and Allstate Corp., Bank of America Corp., and Goldman Sachs Group Ltd. (all in the Financials sector). Stocks that detracted from performance includedWellPoint Inc. (Health Care sector), FranceTelecom SA (Telecommunication Services sector), Hewlett-Packard Co. (Information Technology), Devon Energy Corp. (Energy sector), and WMSIndustriesInc. (ConsumerDiscretionarysector). Insum,stockselectiondrovevirtuallyalloftheoutperformance while sector allocation was slightly positive and the Fund’s cash holdings detracted from value.

The Fund transitioned to a new sub-advisor, Fort Washington Investment Advisors, in mid-April 2012. Fort Washington positioned the portfolio according to its philosophy and process. The following changes were made in an effort to improve the risk/reward of the Fund’s overall portfolio. The Fund’s weight to the Consumer Staples, Industrials, Financials, and Energy sectors were increased during the period, while its weight to the Information Technology and Consumer Discretionary sectors were decreased. The Fund’s cash balance at the end of the period was 3.7%.

Outlook

Our view is that equities will further benefit from the renewed optimism of investors as several of the indicators that signal a top in the market are not yet present.

4

Management's Discussion of Fund Performance (Unaudited)

(Continued)

A key indicator that signals a top in the market is investor preference of companies and industries with high asset growth, characterized by high capital investment, acquisitions, and/or debt and equity offerings. Investors typically favor these companies when optimism is high for future economic growth and investment time horizons have been extended. They turn away from businesses that grow their assets at a low rate. Our belief is that companies with lower asset growth are more disciplined capital allocators. Conversely, companies that grow their asset base at high rates run the risk of wasting capital. This results in over-investment, which occurs at the top of a market as a rapidly growing economy drives companies to invest heavily out of fear of losing market share.

Another key indicator is that the real risk to equities, we believe, occurs when inflation starts well below four percent and rises to or through that level. Four percent is the level of inflation where the Federal Reserve (the “Fed”) acts, and where labor might seek higher wages which can squeeze corporate margins. The Fed’s five-year long-term inflation outlook is pricing in inflation of 2.7%, to put things into perspective.

We believe what will push the stock market to the next level is when real Gross Domestic Product (GDP) growth expands beyond its recent levels. The combination of a strengthening housing market, progress in the deleveraging of household balance sheets, and less fiscal drag from state and local governments could make this possible in 2014. When this happens, we believe bond yields should rise, gold prices will likely fall and bank stocks should outperform (as the banking industry is a good read on financial systemic risk). With regard to monetary policy, we believe historical bull markets do not end when the Fed starts to tighten — they end after too much tightening by the Fed — which typically shows up in an inverted yield curve.

5

Management's Discussion of Fund Performance (Unaudited)

(Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Focused

Fund - Class A*, the Russell 3000® Index and the S&P 500® Index

*	The chart above represents performance for Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in loads and fees paid by shareholders in the different classes. Class A, Class C, Class Y and Institutional Class shares commenced operations on September 30, 2003, April 16, 2012, February 12, 1999 and December 20, 2006, respectively. Class A shares, Class C shares and Institutional Class shares performance information was calculated using the historical performance of Class Y shares for the periods prior to September 30, 2003, April 16, 2012 and December 20, 2006, respectively. The returns have been restated for sales charges and for fees applicable to Class A, Class C and Institutional Class shares.

**	The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

The Russell 3000® Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

6

Tabular Presentation of Portfolios of Investments (Unaudited)

March 31, 2013

The table below provides the Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about the Fund’s investments.

Touchstone Focused Fund
Sector Allocation*	(% of Net Assets)
Financials	24.2%
Industrials	15.3
Information Technology	12.9
Consumer Staples	11.4
Energy	10.6
Consumer Discretionary	9.2
Health Care	7.8
Telecommunication	5.0
Services
Investment Funds	6.2
Other Assets/Liabilities(Net)	(2.6)
Total	100.0%

* Sector Classifications are based upon the Global Industry Classification Standard (GICS®).

7

Portfolio of Investments

Touchstone Focused Fund – March 31, 2013

		Market
	Shares	Value

Common Stocks— 96.4%

Financials — 24.2%
Allstate Corp. (The)	717,830	$35,223,918
Bank of America Corp.	2,586,422	31,502,621
Bank of New York Mellon Corp. (The)	1,175,065	32,890,069
CME Group, Inc.	128,549	7,891,623
Goldman Sachs Group, Inc. (The)	237,181	34,901,184
		142,409,415

Industrials — 15.3%
Alliant Techsystems, Inc.	433,648	31,409,125
Esterline Technologies Corp.*	187,018	14,157,263
General Dynamics Corp.	134,187	9,461,525
Kennametal, Inc.	257,757	10,062,833
Oshkosh Corp.*	534,230	22,699,433
Universal Forest Products, Inc.	47,289	1,882,575
		89,672,754

Information Technology — 12.9%
Adobe Systems, Inc.*	385,214	16,760,661
Apple, Inc.	40,435	17,897,744
Avnet, Inc.*	263,379	9,534,320
Google, Inc. - Class A*	28,840	22,899,825
Microsoft Corp.	295,111	8,443,126
		75,535,676

Consumer Staples — 11.4%
CVS Caremark Corp.	166,151	9,136,643
Mondelez International, Inc. - Class A	941,531	28,820,264
Sysco Corp.	555,526	19,537,849
TESCO PLC ADR	539,667	9,427,982
		66,922,738

Energy — 10.6%
Devon Energy Corp.	239,835	13,531,491
Exxon Mobil Corp.	167,139	15,060,895
Halliburton Co.	275,927	11,150,210
National Oilwell Varco, Inc.	166,299	11,765,654
World Fuel Services Corp.	277,268	11,013,085
		62,521,335

Consumer Discretionary — 9.2%
Carnival Corp.	403,414	13,837,100
International Speedway Corp. - Class A	293,343	9,586,449
Royal Caribbean Cruises Ltd.	348,218	11,567,803
Sotheby's	154,622	5,784,409
Time Warner Cable, Inc.	139,866	13,435,529
		54,211,290

Health Care — 7.8%
Owens & Minor, Inc.†	596,963	19,437,115
WellPoint, Inc.	394,549	26,130,980
		45,568,095

Telecommunication Services — 5.0%
France Telecom SA ADR	1,337,963	13,593,704
KDDI Corp. ADR	747,480	15,547,584
		29,141,288
Total Common Stocks		$565,982,591

Investment Funds— 6.2%
Invesco Government & Agency
Portfolio, Institutional Class**	14,853,370	14,853,370
Touchstone Institutional Money Market
Fund^	21,612,357	21,612,357
Total Investment Funds		$36,465,727

Total Investment Securities —102.6%
(Cost $594,791,073)		$602,448,318

Liabilities in Excess of Other Assets — (2.6%)		(15,295,957)

Net Assets — 100.0%		$587,152,361

*	Non-income producing security.

**	Represents collateral for securities loaned.

^	Affiliated Fund. See Note 4 in Notes to Financial Statements.

†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2013 was $14,603,779.

Portfolio Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

8

Touchstone Focused Fund

March 31, 2013 (Continued)

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Common
Stocks	$565,982,591	$—	$—	$565,982,591
Investment
Funds	36,465,727	—	—	36,465,727

				$602,448,318

See accompanying Notes to Financial Statements.

9

Statements of Assets and Liabilities

March 31, 2013

Touchstone
Focused
Fund
Assets
Investments, at cost	$594,791,073
Affiliated securities, at market value	$21,612,357
Non-affiliated securities, at market value	580,835,961
Investments, at market value (A)	$602,448,318
Cash	210,501
Dividends and interest receivable	372,368
Receivable for capital shares sold	45,282
Receivable for investments sold	18,157,187
Securities lending income receivable	487
Tax reclaim receivable	127,352
Other assets	29,393
Total Assets	621,390,888

Liabilities
Payable for return of collateral for securities on loan	14,853,370
Payable for capital shares redeemed	4,454,384
Payable for investments purchased	13,830,370
Payable to Investment Advisor	643,073
Payable to other affiliates	126,914
Payable to Trustees	3,061
Payable for professional services	34,079
Other accrued expenses and liabilities	293,276
Total Liabilities	34,238,527

Net Assets	$587,152,361

Net assets consist of:
Paid-in capital	$666,457,965
Accumulated net investment income	5,026,043
Accumulated net realized losses on investments	(91,988,892)
Net unrealized appreciation on investments	7,657,245
Net Assets	$587,152,361
(A) Includes market value of securities on loan of:	$14,603,779

See accompanying Notes to Financial Statements.

10

Statements of Assets and Liabilities

March 31, 2013 (Continued)

Touchstone
Focused
Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$8,496,571
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	308,358
Net asset value price per share*	$27.55
Maximum offering price per share	$29.23

Pricing of Class C Shares
Net assets applicable to Class C shares	$59,967
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	2,194
Net asset value, offering price per share**	$27.33

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$578,006,469
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	20,748,564
Net asset value, offering price and redemption price per share	$27.86

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$589,354
Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value)	21,080
Net asset value, offering price and redemption price per share	$27.96

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a no-load $1 million or more subscription may be subject to a contingent deferred sales load.

** Redemption price per share varies by length of time shares are held.

See accompanying Notes to Financial Statements.

11

Statement of Operations

For the Year Ended March 31, 2013

Touchstone
Focused
Fund
Investment Income
Dividends from affiliated securities	$22,292
Dividends from non-affiliated securities(A)	10,173,017
Income from securities loaned	85,026
Total Investment Income	10,280,335
Expenses
Investment advisory fees	3,630,726
Administration fees	946,916
Compliance fees and expenses	1,388
Custody fees	8,776
Professional fees	72,951
Transfer Agent fees, Class A	6,254
Transfer Agent fees, Class C	43
Transfer Agent fees, Class Y	826,607
Transfer Agent fees, Institutional Class	2,771
Registration Fees, Class A	10,002
Registration Fees, Class C	210
Registration Fees, Class Y	13,454
Registration Fees, Institutional Class	12,745
Reports to Shareholders, Class A	34,297
Reports to Shareholders, Class C	14,601
Reports to Shareholders, Class Y	124
Reports to Shareholders, Institutional Class	23,265
Distribution expenses, Class A	16,730
Distribution expenses, Class C	58
Trustee fees	8,976
Other expenses	263,642
Total Expenses	5,894,536
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(651,083)
Net Expenses	5,243,453
Net Investment Income	5,036,882
Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	172,637,373
Net change in unrealized appreciation (depreciation) on investments	(91,495,030)
Net Realized and Unrealized Gain (Loss) on Investments	81,142,343
Change in Net Assets Resulting from Operations	$86,179,225
(A) Net of foreign tax withholding of:	$336,393
(B)See Note 4 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

12

Statements of Changes in Net Assets

	Touchstone Focused Fund
	For the	For the
	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
From Operations
Net investment income	$5,036,882	$4,880,461
Net realized gain on investments	172,637,373	18,805,636
Net change in unrealized appreciation (depreciation) on investments	(91,495,030)	18,914,355
Change in Net Assets from Operations	86,179,225	42,600,452
Distributions to Shareholders from:
Net investment income, Class A	(9,453)	(82,208)
Net investment income, Class C	(8)	—
Net investment income, Class Y	(1,148,749)	—
Net investment income, Class Z	—	(7,670,848)
Net investment income, Institutional Class	(422)	(479,135)
Total Distributions	(1,158,632)	(8,232,191)

Net Decrease from Share Transactions (A)	(90,240,781)	(78,497,913)

Total Decrease in Net Assets	(5,220,188)	(44,129,652)
Net Assets
Beginning of period	592,372,549	636,502,201
End of period	$587,152,361	$592,372,549
Accumulated Net Investment Income	$5,026,043	$1,147,793

(A) For details of share transactions by class see Statements of Changes in Net Assets - Capital Stock Activity page 14.

See accompanying Notes to Financial Statements.

13

Statements of Changes in Net Assets - Capital Stock Activity

	Touchstone Focused Fund
	For the Year		For the Year
	Ended		Ended
	March 31, 2013		March 31, 2012
	Shares	Dollars	Shares	Dollars
Class A
Proceeds from shares issued	112,274	$2,873,473	75,790	$1,601,757
Capital Contribution (A)	—	—	—	59,727
Reinvestment of distributions	332	8,190	3,666	73,438
Cost of shares redeemed	(115,378)	(2,748,855)	(326,002)	(6,863,035)
Change in Class A Share Transactions	(2,772)	132,808	(246,546)	(5,128,113)
Class C (B)
Proceeds from shares issued	2,376	62,009	—	—
Reinvestment of distributions	1	8	—	—
Cost of shares redeemed	(183)	(4,090)	—	—
Change in Class C Share Transactions	2,194	57,927	—	—
Class Y
Proceeds from shares issued	617,934	14,769,988	—	—
Proceeds from shares issued in connection with merger (C)	23,156,289	361,810,951	—	—
Reinvestment of distributions	44,855	1,117,779	—	—
Cost of shares redeemed	(3,070,514)	(74,072,119)	—	—
Change in Class Y Share Transactions	20,748,564	303,626,599	—	—
Class Z
Proceeds from Shares issued	25,967	610,958	1,226,712	26,042,420
Capital Contribution (A)	—	—	—	3,824,153
Reinvestment of distributions	—	—	367,954	7,432,680
Redemption Fees	—	—	—	2,601
Cost of Shares redeemed	(148,721)	(3,480,856)	(5,176,383)	(109,613,674)
Cost of Shares redeemed in connection with merger (C)	(23,156,289)	(361,810,951)	—	—
Change in Class Z Share Transactions	(23,279,043)	(364,680,849)	(3,581,717)	(72,311,820)
Institutional Class
Proceeds from shares issued	476,520	11,769,115	202,342	4,362,587
Capital Contribution (A)	—	—	—	211,597
Reinvestment of distributions	17	422	23,673	479,135
Redemption Fees	—	—	—	2,369
Cost of shares redeemed	(1,704,884)	(41,146,803)	(275,705)	(6,113,668)
Change in Institutional Class Share Transactions	(1,228,347)	(29,377,266)	(49,690)	(1,057,980)
Change from Share Transactions	(3,759,404)	$(90,240,781)	(3,877,953)	$(78,497,913)

(A)	During the year ended March 31, 2012, the Focused Fund received a one time distribution of settlement funds from Bank of America Fair Fund.

(B)	The Touchstone Focused Fund began issuing Class C Shares on April 12, 2012.

(C)	See Note 8 in Notes to Financial Statements. See accompanying Notes to Financial Statements.

See accompanying Notes to Financial Statements.

14

Financial Highlights

Touchstone Focused Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013		2012		2011	2010	2009
Net asset value at beginning of period	$23.63		$21.92		$21.49	$14.44	$21.68
Income from investment operations:
Net investment income(A)	0.16		0.12		0.08	0.10	0.18
Net realized and unrealized gains (losses) on
investments	3.79	(B)	1.67		1.66	7.08	(7.11)
Total from investment operations	3.95		1.79		1.74	7.18	(6.93)
Distributions from:
Net investment income	(0.03)		(0.24)		(0.05)	(0.13)	(0.24)
Realized capital gains	—		—		(1.26)	—	(0.07)
Total distributions	(0.03)		(0.24)		(1.31)	(0.13)	(0.31)
Capital Contribution	—		0.16	(C)	—	—	—
Net asset value at end of period	$27.55		$23.63		$21.92	$21.49	$14.44
Total return(D)	16.75	%(B)	9.08	%(C)	9.34%	49.80%	(32.04%)
Ratios and supplemental data:
Net assets at end of period (000's)	$8,497		$7,352		$12,226	$33,875	$1,950
Ratio to average net assets:
Net expenses	1.20%		1.20%		1.20%	1.20%	1.35%
Gross expenses	1.90%		1.44%		1.42%	1.38%	2.76%
Net investment income	0.66%		0.58%		0.40%	0.49%	1.01%
Portfolio turnover rate	189%		99%		115%	318%	309%

Touchstone Focused Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Period Ended
	March 31,
	2013(E)
Net asset value at beginning of period	$22.61
Income (loss) from investment operations:
Net investment loss(A)	(0.02)
Net realized and unrealized gains on investments	4.80	(B)
Total from investment operations	4.78
Distributions from:
Net investment income	(0.06)
Net asset value at end of period	$27.33
Total return(D)	21.19	%(B)(F)
Ratios and supplemental data:
Net assets at end of period (000's)	$60
Ratio to average net assets:
Net expenses	1.95	%(G)
Gross expenses	258.39	%(G)
Net investment loss	(0.09	%)(G)
Portfolio turnover rate	189%

(A)	The net investment income per share is based on average shares outstanding for the period.

(B)	Net realized gains (losses) on investments per share and total return reflect non-recurring litigation settlements. These resulted in an increase in net realized gains per share of $0.18 and an increase in total return of 0.76% and 0.78% for Class A and Class C, respectively, for the year or period ended March 31, 2013.

(C)	Impact of one time distribution of settlement funds from the Bank of America Fair Fund. If the distribution had not occurred the total return would have been lower.

(D)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(E)	Represents the period from commencement of operations (April 16, 2012) through March 31, 2013.

(F)	Not annualized.

(G)	Annualized.

See accompanying Notes to Financial Statements.

15

Financial Highlights

(Continued)

Touchstone Focused Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013		2012		2011	2010	2009
Net asset value at beginning of period	$23.85		$22.17		$21.75	$14.58	$21.84
Income (loss) from investment operations:
Net investment income(A)	0.22		0.18		0.12	0.10	0.25
Net realized and unrealized gains (losses) on
investments	3.84	(B)	1.66		1.71	7.20	(7.20)
Total from investment operations	4.06		1.84		1.83	7.30	(6.95)
Distributions from:
Net investment income	(0.05)		(0.32)		(0.15)	(0.13)	(0.24)
Realized capital gains	—		—		(1.26)	—	(0.07)
Total distributions	(0.05)		(0.32)		(1.41)	(0.13)	(0.31)
Capital Contribution	—		0.16	(C)	—	—	—
Net asset value at end of period	$27.86		$23.85		$22.17	$21.75	$14.58
Total return	17.07	%(B)	9.29	%(C)	9.71%	50.14%	(31.88%)
Ratios and supplemental data:
Net assets at end of period (000's)	$578,006		$555,142		$595,397	$577,028	$42,976
Ratio to average net assets:
Net expenses	0.95%		0.95%		0.95%	0.95%	1.12%
Gross expenses	1.05%		1.28%		1.32%	1.38%	1.45%
Net investment income	0.91%		0.85%		0.60%	0.50%	1.33%
Portfolio turnover rate	189%		99%		115%	318%	309%

Touchstone Focused Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended March 31,
	2013		2012		2011	2010	2009
Net asset value at beginning of period	$23.91		$22.23		$21.81	$14.62	21.81
Income (loss) from investment operations:
Net investment income(A)	0.25		0.22		0.15	0.18	0.30
Net realized and unrealized gains (losses) on
investments	3.86	(B)	1.66		1.71	7.18	(7.17)
Total from investment operations	4.11		1.88		1.86	7.36	(6.87)
Distributions from:
Net investment income	(0.06)		(0.36)		(0.18)	(0.17)	(0.25)
Realized capital gains	—		—		(1.26)	—	(0.07)
Total distributions	(0.06)		(0.36)		(1.44)	(0.17)	(0.32)
Capital Contribution	—		0.16	(C)	—	—	—
Net asset value at end of period	$27.96		$23.91		$22.23	$21.81	$14.62
Total return	17.24	%(B)	9.45	%(C)	9.86%	50.44%	(31.58%)
Ratios and supplemental data:
Net assets at end of period (000's)	$589		$29,879		$28,879	$31,166	$15,451
Ratio to average net assets:
Net expenses	0.80%		0.80%		0.80%	0.80%	0.71%
Gross expenses	1.16%		0.89%		0.95%	0.91%	0.98%
Net investment income	1.06%		1.02%		0.75%	0.91%	1.60%
Portfolio turnover rate	189%		99%		115%	318%	309%

(A)	The net investment income per share is based on average shares outstanding for the period.

(B)	Net realized gains (losses) on investments per share and total return reflect non-recurring litigation settlements. These resulted in an increase in net realized gains per share of $0.18 and an increase in total return of 0.76% and 0.75% for Class Y and Institutional Class, respectively, for the year ended March 31, 2013.

(C)	Impact of one time distribution of settlement funds from the Bank of America Fair Fund. If the distribution had not occurred the total return would have been lower.

See accompanying Notes to Financial Statements.

16

Notes to Financial Statements

March 31, 2013

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration ofTrust dated November 18, 1982. TheTrust consists of nineteen funds includingTouchstone Focused Fund (“Focused Fund” or the “Fund”), which is an open-end, non-diversified management investment company.

The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund. The Fund is registered to offer the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Security valuation and fair value measurements — All investments in securities are recorded at their estimated fair value. The Fund defines the term “market value”, as used throughout this report, as the estimated fair value. The Fund uses various methods to measure fair value of its portfolio securities on a recurring basis. Generally accepted accounting principles in the United States (“U.S. GAAP”) establish a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

• Level 1	– quoted prices in active markets for identical securities

• Level 2	– other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3	– significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market instruments are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of March 31, 2013, for the Fund’s investments, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, if applicable, is included in the Fund’s Portfolio of Investments, which also includes a breakdown of the Fund’s investments by sector allocation. The Fund did not hold any Level 3 categorized securities during the year ended March 31, 2013.

All transfers in and out of the levels are recognized at the value at the end of the period. During the year ended March 31, 2013, there were no transfers between Levels 1, 2 and 3.

The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price, and to the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service and are categorized in Level 2. Money market

17

Notes to Financial Statements

March 31, 2013 (Continued)

instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value and are categorized in Level 2. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment. Securities for which market quotations or the NOCP are not readily available are fair valued as determined by or under the direction of the Board of Trustees and are categorized in Level 3. Shares of open-end mutual funds in which the Fund invests are valued at their respective net asset values (“NAV”) as reported by the underlying funds and are categorized in Level 1. The prices for foreign securities are reported in local currency and translated into U.S. dollars using currency exchange rates.

Level 2 Valuation— Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV of the Fund. Any debt securities held by the Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Level 3 Valuation— Securities held by the Fund that do not have readily available market quotations, or securities for which the available market quotations are not reliable, are priced at their fair value using procedures approved by the Fund’s Board of Trustees. The Fund may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Fund’s NAV calculation.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•	If the validity of market quotations is not reliable.

The Fund may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter. An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. ETFs are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which investment companies invest. Investments in ETFs and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV. When the Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing and marketing, as well as their share of the Fund’s fees and expenses.

New accounting pronouncements — In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures about Offsetting Assets and Liabilities”. ASU No. 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under the International Financial Reporting Standards (“IFRS”). The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions

18

Notes to Financial Statements

March 31, 2013 (Continued)

eligible for offset in the Statement of Assets and Liabilities, as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU No. 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. In January 2013, the FASB issued ASU No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” This update limits the scope of ASU No. 2011-11 to derivatives, repurchase agreements, reverse repurchase agreements, securities borrowing and securities lending transactions that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact these updates may have on the Fund’s financial statements.

Portfolio securities loaned — The Fund may lend its portfolio securities. Lending portfolio securities exposes the Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially.To minimize these risks, the borrower must agree to maintain cash collateral with the Fund’s custodian in an amount at least equal to the market value of the loaned securities. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the securities loaned plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Fund’s custodian into an approved investment vehicle.

As of March 31, 2013, the Fund loaned securities and received collateral as follows:

	Market	Market
	Value of	Value of
	Securities	Collateral
Fund	Loaned	Received
Focused Fund	$14,603,779	$14,853,370

All collateral received as cash is received, held and administered by the Fund’s custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

By participating in securities lending, the Fund receives compensation in the form of fees, or retains a portion of interest or dividends on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned.

Unrealized gain or loss on the market value of the securities loaned that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Fund is equal to the NAV per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). There is no sales load on purchases of $1 million or more of Class A shares. The maximum offering price per share of Class C, Class Y, and Institutional Class shares of the Fund is equal to the NAV per share.

The redemption price per share of each class of shares of the Fund is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load $1 million subscription may be subject to a contingent

19

Notes to Financial Statements

March 31, 2013 (Continued)

deferred sales charge (“CDSC”) of up to 1%. Additionally, purchases of Class C shares of the Fund are subject to a CDSC of 1.00% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Fund, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — The Fund intends to distribute to its shareholders all of its income and capital gains. The Fund declares and distributes net investment income, if any, annually, as a dividend to shareholders. The Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Fund’s net investment income in underlying funds is affected by the timing of dividend declarations by investee funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a fund are allocated proportionally among all the Funds in theTrust, and/orTouchstone InvestmentTrust,Touchstone Institutional Funds Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Touchstone Tax-Free Trust (“Touchstone Fund Complex”), daily in relation to net assets of each fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption fees — Prior to April 16, 2012, the Fund imposed a 2% redemption/exchange fee on total redemption proceeds (after applicable deferred sales charges) of any shareholder redeeming shares (including redemption by exchange) of the Fund within 10 calendar days of their purchase. The Fund charged the redemption/exchange fee to discourage market timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements. The redemption fee was imposed to the extent that the number of Fund shares redeemed exceeded the number of Fund shares that were held for more than 10 calendar days. In determining how long shares of the Fund had been held, shares held by the shareholder for the longest period of time were sold first. The Funds retained the redemption/exchange fee for the benefit of the remaining shareholders by crediting Paid-in-Capital. The redemption fees can be found on the Statement of Changes in Net Assets. Effective April 16, 2012, the redemption fee plan was terminated. The Fund did not have any redemption fees for the year ended March 31, 2013.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2013:

20

Notes to Financial Statements

March 31, 2013 (Continued)

Focused
Fund
Purchases of investment securities	$1,009,224,804
Proceeds from sales and maturities	1,096,742,253

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”) or BNY Mellon Investment Servicing (U.S) Inc. (“BNY Mellon”), the Sub-Administrator andTransfer Agent to the Fund. Such officers receive no compensation from theTrust.The Advisor and Underwriter are each wholly owned, indirect subsidiaries of The Western and Southern Life Insurance Company (“Western-Southern”).

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Fund under terms of an advisory agreement (“Advisory Agreement”). Effective April 16, 2012, under the Advisory Agreement, the Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as shown in the table below.

Touchstone Focused Fund	0.70% on the first $100 million
0.65% on the next $400 million
0.60% on such assets over $500 million

Prior to April 16, 2012, Old Mutual Capital, Inc. (the “Former Advisor”) served as the adviser and administrator to the Fund. For its services, the Fund paid the Former Advisor the same fees listed above with the exception of the following:

Touchstone Focused Fund	0.75% on the first $300 million
0.70% on the next $200 million
0.65% on the next $250 million
0.60% on the next $250 million
0.55% on the next $500 billion
0.50% on the next $500 billion
0.45% of such assets over $2 billion

Effective April 16, 2012, the Advisor has entered into an investment sub-advisory agreement with Fort Washington Investment Advisors, Inc. (“Sub-Advisor”). The Sub-Advisor is a wholly-owned indirect subsidiary of Western-Southern. The Advisor, not the Fund, pays sub-advisory fees to the Sub-Advisor.

Prior to April 16, 2012, the Fund did not have a Sub-Advisor or a Sub-Advisory Agreement.

Effective April 16, 2012, the Advisor entered into an expense limitation agreement (“Expense Limitation Agreement”) to contractually limit operating expenses of the Fund, excluding dividend expenses on short sales, interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with U.S. GAAP, the cost of “Acquired Fund Fees and Expenses”, if any, and other extraordinary expenses not incurred in the ordinary course of business. The maximum operating expense limit in any year with respect to the Fund is based on a percentage of the average daily net assets of the Fund. The Advisor has agreed to separately waive class level expenses, administration fees and reimburse expenses in order to maintain expense limitations for the Fund as follows:

				Institutional
	Class A	Class C	Class Y	Class
Focused Fund	1.20%	1.95%	0.95%	0.80%

21

Notes to Financial Statements

March 31, 2013 (Continued)

These expense limitations will remain in effect until at least April 16, 2014.

Prior to April 16, 2012, the Former Advisor was also contractually obligated to maintain the expense limitations as listed above with the exception of the following:

				Institutional
	Class A	Class C*	Class Z*	Class
Focused Fund	1.20%	N/A	0.95%	0.80%

*	Prior to April 16, 2012, the Fund did not issue Class C Shares.

*	Fund had Class Z shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the correspondingTouchstone Fund.

For the period April 16, 2012 through March 31, 2013, the Advisor and/or affiliates waived investment advisory fees and administration fees or reimbursed expenses, including 12b-1 fees of the Fund as follows:

Other
	Investment		Operating
	Advisory	Administration	Expenses
	Fees Waived	Fees Waived	Reimbursed
Focused Fund	$—	$470,051	$136,992

For the period April 1, 2012 through April 15, 2012 the Former Adviser accrued and waived investment advisory fees of the Funds, which are included in the Investment Advisory Fees and fees waived or reimbursed by the Advisor or affiliates on the Statements of Operations as follows:

	Investment	Investment
	Advisory	Advisory
	and	and
	Administration	Administration
	Fees Accrued	Fees Waived
Focused Fund	$171,791	$44,040

Effective April 16, 2012, under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Fund’s Board of Trustees, such amounts waived or reimbursed for a period of up to three years from the year in which the Advisor reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless a Fund’s operating expenses are below the expense limitation amount. As of March 31, 2013, the Advisor may seek recoupment of previously waived and reimbursed fees as follows:

Expiration March 31, 2016
Focused Fund	$590,687

The Advisor did not recover any recoupment for the period April 16, 2012 through March 31, 2013.

For the period April 1, 2012 through April 15, 2012, the Former Adviser was entitled to recover amounts waived or reimbursed by the Fund. The Former Advisor did not recover waived and reimbursed fees on the Fund.

ADMINISTRATION AGREEMENT

Effective April 16, 2012, the Fund became a part of theTrust’s Administration Agreement, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission (the “SEC”) and state securities authorities, as well as materials for meetings of the Board of Trustees; calculating the daily NAV per share; and maintaining the financial books and records

22

Notes to Financial Statements

March 31, 2013 (Continued)

of each Fund. For its services, the Advisor receives an annual fee of 0.20% on the first $6 billion of the aggregate average daily net assets of the Touchstone Fund Complex (excluding Touchstone Institutional Money Market Fund, the Touchstone Institutional Funds Trust and the Touchstone Variable Series Trust); 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets over $10 billion. The fee is allocated among the funds of theTouchstone Fund Complex (excludingTouchstone Institutional Money Market Fund, the Touchstone Institutional Funds Trust and the Touchstone Variable Series Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to theTrust. BNY Mellon provides administrator and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Effective April 16, 2012, under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee per shareholder account from the Fund. In addition, the Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

Prior to April 16, 2012, under the terms of the Transfer Agent Agreement between the Old Mutual Funds II Trust and DTS Systems, Inc. (“DTS”), DTS maintained the records of each shareholder’s account, answered shareholders’ inquiries concerning their accounts, processed purchases and redemptions of the Fund’s shares, acted as dividend and distribution disbursing agent and performed other shareholder service functions. For these services, DTS received a monthly fee per shareholder account from the Fund. In addition, the Fund paid out-of-pocket expenses incurred by DTS, including, but not limited to, postage and supplies.

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

Effective April 16, 2012, the Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that are subject to 12b-1 distribution fees. The plan allows the Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A plan, the Fund pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, the Fund pays an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

For the period April 16, 2012 through March 31, 2013 the Fund accrued the following distributions for Class A and Class C.

	Distribution	Distribution
	Expenses	Expenses
	Accrued	Accrued
	Class A	Class C
Focused Fund	$15,989	$58

Prior to April 16, 2012, the Old Mutual Funds II Trust had a Plan of Distribution (“Former Class A Plan”) under which Class A shares of the Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Former Class A Plan was 0.25% of average daily net assets attributable to such shares. For the period April 1, 2012 through April 15, 2012, the Fund paid expenses under the Former Class A Plan, which is included in the Distribution expenses, Class A on the Statements of Operations as follows:

23

Notes to Financial Statements

March 31, 2013 (Continued)

Distribution Expenses Accrued
Focused Fund	$741

Prior to April 16, 2012, the Fund did not offer Class C shares.

UNDERWRITING AGREEMENT

Effective April 16, 2012, the Underwriter is the Fund’s principal underwriter and, as such, acts as exclusive agent for distribution of the Fund’s shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of Class A shares of the Fund during the period April 16, 2012 through March 31, 2013.

Amount
Focused Fund	$7,716

The Underwriter did not collect contingent deferred sales charges on the redemption of Class C shares of the Fund during the period April 16, 2012 through March 31, 2013.

During the period April 1, 2012 through April 15, 2012, the Fund did not pay any underwriting or broker commissions on the sale of shares of the Fund.

AFFILIATED INVESTMENTS

The Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an exemptive order received by the Trust from the SEC. To the extent that the other Touchstone Funds are invested in theTouchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of the Fund’s investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended March 31, 2013, is as follows:

		Share Activity
	Balance			Balance		Value
	03/31/12	Purchases	Sales	03/31/13	Dividends	03/31/13
Focused Fund	—	211,761,984	(190,149,627)	21,612,357	$22,292	$21,612,357

5. Federal Tax Information

Federal income tax — It is the Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is the Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

24

Notes to Financial Statements
March 31, 2013 (Continued)

The tax character of distributions paid for the years ended March 31, 2013 and March 31, 2012 was as follows:

	2013	2012
From ordinary income	$1,158,632	$8,232,191

The following information is computed on a tax basis for each item as of March 31, 2013:

Focused
Fund
Tax cost of portfolio investments	$594,833,408
Gross unrealized appreciation	18,385,246
Gross unrealized depreciation	(10,770,336)
Net unrealized appreciation (depreciation)	7,614,910
Accumulated capital and other losses	(91,946,557)
Post-October and qualified late-year losses	—
Undistributed Ordinary Income	5,026,043
Undistributed capital gains	—
Accumulated earnings (deficit)	$(79,305,604)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals.

As of March 31, 2013 the Fund had the following capital loss carryforwards for federal income tax purposes:

			No	No
	Short Term Expiring On		Expiration	Expiration
	2016*	2017*	Short Term**	Long Term**	Total
Focused Fund	$24,381,281	$67,565,276	$—	$—	$91,946,557

*A portion of the capital loss carryforward amounts for 2016 and 2017 are subject to an annual usage limitation ($8,243,546 and $17,649,915, respectively) as a result of a reorganization which was completed on December 4, 2009.

** The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The provisions of the Act are effective for the Fund’s fiscal year ending March 31, 2013. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses must be utilized before pre-enactment capital loss carryovers may be utilized. Under the Act, new capital losses may now be carried forward indefinitely, and retain the character of the original loss as compared with pre-enactment law, where capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders. For the year ended March 31, 2013, the fund utilized $160,923,231 of the capital loss carryforwards and had $151,816,850 of capital loss carryforwards expiring in the current year.

Under current laws, certain capital losses realized after October 31 and ordinary losses realized after December 31 may be deferred (and certain ordinary losses after October and/or December 31 may be deferred) and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2013, the Fund did not defer any Short-Term Capital Losses, Long-Term Capital Losses or Late-Year Ordinary Losses.

The Fund has analyzed its tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2010 through 2013) and has concluded that no provision for income tax is required in its financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Fund and are designed to present the Fund’s capital accounts on a tax basis.

25

Notes to Financial Statements

March 31, 2013 (Continued)

The following reclassifications, which are primarily attributed to the tax treatment of expiration of current year capital loss carryovers, have been made to the Fund for the year ended March 31, 2013:

		Accumulated	Accumulated
	Paid-In	Net Investment	Net Realized
Fund	Capital	Income(Loss)	Gains(Losses)
Focused Fund	$(151,816,850)	$—	$151,816,850

6. Commitments and Contingencies

The Fund indemnifies theTrust’s officers andTrustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

7. Risks Associated with Foreign Investments

The Fund may invest in the securities of foreign issuers. Investing in securities issued by companies whose principle business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on removal of funds or other assets of the Fund, political or financial instability or diplomatic or other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

8. Fund Mergers

On February 10, 2012, the shareholders of the Old Mutual Funds II (the “Reorganizing Funds”) approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of each Reorganizing Fund to the corresponding Touchstone Fund as noted below. The mergers took place on April 13, 2012.

		Net	Shares
Reorganizing Funds*	Touchstone Funds	Assets	Outstanding
Old Mutual Focused Fund	Focused Fund	$563,962,037	24,707,139

*	Fund had Class Z shares outstanding immediately prior to the reorganization, which were exchanged for Class Y Shares of the correspondingTouchstone Fund.

26

Notes to Financial Statements

March 31, 2013 (Continued)

9. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued.

At a meeting of the Board ofTrustees (the “Board”) held on February 21, 2013, the Board approved a reorganization providing for the transfer of all assets and liabilities of the Touchstone Focused Equity Fund, a series of the Touchstone Funds GroupTrust, to theTouchstone Focused Fund, a series ofTouchstone StrategicTrust, pursuant to an agreement and plan of reorganization. The shareholders of the Touchstone Focused Equity Fund will receive shares of the Touchstone Focused Fund. The Touchstone Focused Equity Fund will be subsequently liquidated. The reorganization is expected to occur on or about May 17, 2013.

There were no other subsequent events that necessitated recognition or disclosure on the Fund’s financial statements.

27

Report of Independent Registered Public Accounting Firm

To the members of the Board of Trustees and Shareholders of Touchstone Strategic Trust

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Touchstone Focused Fund (formerly Old Mutual Focused Fund) (one of the funds constituting the Touchstone Strategic Trust, hereafter referred to as the “Fund”) at March 31, 2013 and the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2013 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado

May 23, 2013

28

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2013 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Fund intends to pass through the maximum allowable percentage for 1099s.

Focused Fund	100.00%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the current fiscal year ended March 31, 2013 qualify for the corporate dividends received deduction. The Fund intends to pass through the maximum allowable percentage for 1099s.

Focused Fund	100.00%

For the fiscal year ended March 31, 2013, the Fund did not have any long-term capital gains.

Proxy Voting Guidelines

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Fund. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the 12-month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov.

Quarterly Portfolio Disclosure

The Trust files a complete listing of portfolio holdings for the Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 through March 31, 2013).

Actual Expenses

The first line for each share class of the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the six months ended March 31, 2013” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of

29

Other Items (Unaudited)

(Continued)

return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect on any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		March 31,	October 1,	March 31,	March 31,
		2013	2012	2013	2013*
Touchstone Focused Fund
Class A	Actual	1.20%	$1,000.00	$1,151.50	$6.44
Class A	Hypothetical	1.20%	$1,000.00	$1,018.95	$6.04

Class C	Actual	1.95%	$1,000.00	$1,147.90	$10.44
Class C	Hypothetical	1.95%	$1,000.00	$1,015.21	$9.80

Class Y	Actual	0.95%	$1,000.00	$1,153.20	$5.10
Class Y	Hypothetical	0.95%	$1,000.00	$1,020.19	$4.78

Institutional Class	Actual	0.80%	$1,000.00	$1,153.60	$4.30
Institutional Class	Hypothetical	0.80%	$1,000.00	$1,020.94	$4.03

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect one-half year period).

30

Management of the Trust (Unaudited)

Listed below is basic information regarding theTrustees and principal officers of theTrust. TheTrust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

Interested Trustees1:

Number
of Funds
Overseen
		Term of		in the	Other
Name	Position(s)	Office[2] And		Touchstone	Directorships
Address	Held with	Length of	Principal Occupation(s)	Fund	Held During the Past
Age	Trust	Time Served	During the Past 5 Years	Complex[3]	5 Years[4]
Jill T. McGruder	Trustee and	Until retirement	President and CEO of IFS Financial	52	Director of LaRosa’s (a restaurant
Touchstone Advisors, Inc	President	at age 75 or until	Services, Inc. (a holding company).		chain), Capital Analysts Incorporated
303 Broadway		she resigns or is			(an investment advisor and broker-
Cincinnati, OH		removed			dealer), IFS Financial Services, Inc. (a
Year of Birth: 1955		Trustee since			holding company), Integrity and
		1999			National Integrity Life Insurance Co.,
Touchstone Securities (the Trust’s
distributor), Touchstone Advisors (the
Trust’s investment advisor and
administrator) and W&S Brokerage
Services (a brokerage company) and
W&S Financial Group Distributors (a
distribution company).

Independent Trustees:

Phillip R. Cox	Trustee	Until retirement	President and Chief Executive	52	Director of Cincinnati Bell (a
105 East Fourth Street		at age 75 or until	Officer of Cox Financial Corp. (a		communications company), Bethesda
Cincinnati, OH		he resigns or is	financial services company).		Inc. (a hospital), Timken Co. (a
Year of Birth: 1947		removed			manufacturing company), Diebold (a
		Trustee since			technology solutions company), and
		1999			Ohio Business Alliance for Higher
Education. Director of Duke Energy
from 1994-2008.

H. Jerome Lerner	Trustee	Until retirement	None	52	BASCO Shower Enclosures (a design
c/o Touchstone Advisors, Inc.		at age 75 or until			and manufacturing company) from
303 Broadway		he resigns or is			2000 to present; Hebrew Union
Cincinnati, OH		removed			College - Jewish Institute of Religion
Year of Birth: 1938		Trustee since			from 1990 to present.
1989
31

Management of the Trust (Unaudited)

(Continued)

Independent Trustees (Continued):

Number
of Funds
Overseen
		Term of		in the	Other
Name	Position(s)	Office[2] And		Touchstone	Directorships
Address	Held with	Length of	Principal Occupation(s)	Fund	Held During the
Age	Trust	Time Served	During the Past 5 Years	Complex[3]	Past 5 Years[4]
Donald C. Siekmann	Trustee	Until retirement	Executive for Duro Bag	52	Riverfront Mutual Funds (until
c/o Touchstone Advisors, Inc.		at age 75 or until	Manufacturing Co. (a bag		2008).
303 Broadway		he resigns or is	manufacturer) from 2003-2008.
Cincinnati, OH		removed
Year of Birth: 1938		Trustee since
2005

Susan J. Hickenlooper	Trustee	Until retirement	Financial Analyst for Impact 100	52	Trustee of Gateway Trust (a mutual
c/o Touchstone Advisors, Inc.		at age 75 or until	(Charitable Organization) from		fund) from 2006-2009, Trustee of
303 Broadway		she resigns or is	11/2012 to present.		Cincinnati Parks Foundation (a
Cincinnati, OH		removed			charitable organization) from 2000 to
Year of Birth: 1946		Trustee since			present; Trustee of Episcopal
		2009			Retirement Homes Foundation from
1998-2011.

[1]	Ms. McGruder, as a director of the Advisor and Touchstone Securities, and an officer of various affiliates of the Advisor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

[3]	The Touchstone Fund Complex consists of 19 series of the Trust, 3 series of Touchstone Tax-Free Trust, 14 series of Touchstone Funds Group Trust, 4 series of Touchstone Investment Trust, 1 series of Touchstone Institutional Funds Trust and 11 variable annuity series of Touchstone Variable Series Trust.

[4]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust, Touchstone Institutional Trust, and Touchstone Variable Series Trust.

32

Management of the Trust (Unaudited)

(Continued)

Principal Officers1:

Name	Position(s)
Address	Held with	Term of Office And	Principal Occupation(s)
Age	Trust	Length of Time Served	During the Past 5 Years
Jill T. McGruder	President	Until resignation, removal or disqualification	See biography above.
Touchstone Advisors, Inc.		President since 2004; President from 2000-
303 Broadway		2002
Cincinnati, OH
Year of Birth: 1955

Steven M. Graziano	Vice	Until resignation, removal or disqualification	President of Touchstone Advisors, Inc.; Executive Vice
Touchstone Advisors, Inc.	President	Vice President since 2009	President of Pioneer Investment Management, Head of
303 Broadway			Retail Distribution and Strategic Marketing 2007-
Cincinnati, OH			2008; Executive Vice President of Pioneer Investment
Year of Birth: 1954			Management, Chief Marketing Officer 2002-2007.

Timothy D. Paulin	Vice	Until resignation, removal or disqualification	Senior Vice President of Investment Research and
Touchstone Advisors, Inc.	President	Vice President since 2010	Product Management of Touchstone Advisors, Inc.;
303 Broadway			Director of Product Design of Klein Decisions, Inc.
Cincinnati, OH			2003-2010.
Year of Birth: 1963

Michael Moser	Chief	Until resignation, removal or disqualification	Vice President and Chief Compliance Officer of the
Western & Southern Financial	Compliance	Chief Compliance Officer since 2012	Western & Southern Financial Group and Chief
Group	Officer		Compliance Officer of Touchstone Advisors.
303 Broadway
Cincinnati, OH
Year of Birth: 1968

Terrie A. Wiedenheft	Controller	Until resignation, removal or disqualification	Senior Vice President, Chief Financial Officer and
Touchstone Advisors, Inc.	and	Controller since 2000 Treasurer since 2003	Chief Operations Officer of IFS Financial Services, Inc.
303 Broadway	Treasurer
Cincinnati, OH
Year of Birth: 1962

Elizabeth R. Freeman	Secretary	Until resignation, removal or disqualification.	Managing Director and Senior Counsel at BNY
BNY Mellon Investment		Secretary since 2011	Mellon Investment Servicing (US) Inc.
Servicing (US) Inc.
201 Washington Street, 34th
Floor
Boston, MA
Year of Birth: 1962

[1]	Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Tax-Free Trust.

33

This page intentionally left blank.

34

PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.,* Capital Analysts Incorporated and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

35

Touchstone Investments

Distributor

Touchstone Securities, Inc.* 303 Broadway

Cincinnati, Ohio 45202-4203 800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Donald Siekmann is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year are $24,250 for 2013. The Fund was acquired by the Touchstone Strategic Trust on April 16, 2012.

Audit-Related Fees

(b)	The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2013. The Fund was acquired by the Touchstone Strategic Trust on April 16, 2012.

Tax Fees

(c)	The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning was $3,400 for 2013. The Fund was acquired by the Touchstone Strategic Trust on April 16, 2012.

All Other Fees

(d)	There were no other fees for all other services for the fiscal year ended March 31, 2013. The fund was acquired by the Touchstone Strategic Trust on April 16, 2012.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee.  The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee.  The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust and certain entities*, totaled approximately $3,400 in 2013. The fund was acquired by the Touchstone Strategic Trust on April 16, 2012.

* These include the advisors (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Fund).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Touchstone Strategic Trust

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	6/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jill T. McGruder
Jill T. McGruder, President
(principal executive officer)

Date	6/3/13

By (Signature and Title)*	/s/ Terrie A. Wiedenheft
Terrie A. Wiedenheft, Controller and Treasurer
(principal financial officer)

Date	6/3/13

* Print the name and title of each signing officer under his or her signature.